QUOTA SHARE

                       REINSURANCE RETROCESSIONAL AGREEMENT

                                      BETWEEN

          EMPLOYERS MUTUAL CASUALTY COMPANY AND EMC REINSURANCE COMPANY



             This agreement made by and between Employers Mutual Casualty

        Company ("Employers") and EMC Reinsurance Company ("EMC Re").


                                   ARTICLE I

             EMC Re is an affiliate of Employers and was formed by Employers for the sole purpose of engaging in the business of reinsurance.

        It is the intention of the parties hereto that EMC Re will solicit, underwrite, and assume reinsurance risks in a mode of operation similar to that heretofore conducted by Employers, and that consistent therewith, EMC Re will gradually assume by means of this Quota Share Agreement, the major portion of the reinsurance assumed business of Employers as is in force or as may be placed in force by Employers.


                                   ARTICLE II

             Excluded from this Quota Share Agreement at its inception

        are:  (1) all direct insurance business written by Employers and its affiliated companies; (2) all involuntary insurance or reinsurance business written by Employers and classed by Employers as "facilities business"; (3) facultative reinsurance assumed contracts; (4) intercompany reinsurance contracts between
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        Employers and its affiliated companies; (5) reinsurance assumed contracts that have been terminated or are in the process of termination.


                                  ARTICLE III

             Pursuant to and subject to the foregoing, Employers hereby cedes and transfers to EMC Re, and EMC Re hereby accepts, a quota share portion of the reinsurance contracts on which Employers is subject to liability which were outstanding and in force as of 12:01 a.m. January 1, 1981, or which were issued thereafter,

        or as shall be issued hereafter, in accordance with the Assumption

        Addendum attached hereto.  Such liability shall include reserves for unearned premiums, outstanding loss and loss expenses (including unreported losses) and all other underwriting and administrative expenses, but shall not include liabilities incurred in connection with investment transactions.  Employers hereby assigns and trans-

        fers to EMC Re amounts equal to the aggregate of the liabilities quota shared as above, less a commission for the prepaid expenses of Employers.


                                  ARTICLE IV

             Employers shall not be prejudiced in any way by any error

        or omission through accident or oversight resulting in a failure to accurately or fully cede, report, or recover with respect to this Quota Share Agreement, but any such error or omission shall be corrected immediately upon discovery.
                                      97
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                                   ARTICLE V




             This agreement is a continuing one and is unlimited as to

        duration, but may be terminated as of the end of any calendar year upon ninety days prior written notice; or may be otherwise terminated by agreement of the parties.


                                  ARTICLE VI

             Each of the parties hereto agrees that the reinsurance

        business quota shared hereunder shall be payable by EMC Re on the basis of the liability of Employers under the contracts reinsured without diminution because of the insolvency of

        Employers; provided that such reinsurance shall be payable directly to Employers or its liquidator, receiver or such other statutory successor, except as provided by Section 315 of new

        York Insurance Law, or except (a) where the contract specifically provides another payee for such reinsurance in the event of the insolvency of the ceding insurer and (b) where EMC Re, with the consent of the direct reinsured company, has assumed such contract obligations of Employers as direct obligations of EMC Re to the payees under wich reinsurance contracts and in substitution for the obligations of Employers to such payees; and further provided that the liquidator, receiver or statutory successor of Employers shall give written notice of the pendency of any claim against

        Employers on such contracts with any reasonable time after such claim; and EMC Re may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be
                                      98
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        ajudicated in the defense or defenses which it may deem

        available to Employers or its liquidator, receiver or statutory successor, the expense thus incurred by EMC Re to be chargable,

        subject to court approval, against Employers as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to Employers solely as a result of the defense undertaken by EMC Re.

             Executed by the parties hereto the day and year as reflected in the Assumption Addendum attached hereto.
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                             ASSUMPTION ADDENDUM

                                    TO

                                 QUOTA SHARE

                    REINSURANCE RETROCESSIONAL AGREEMENT

                                   BETWEEN

        EMPLOYERS MUTUAL CASUALTY COMPANY AND EMC REINSURANCE COMPANY




             This agreement shall incept as 12:01 a.m. on the date

        executed by the parties hereto.  The parties to this agreement mutually agree that as of its inception, the quota share

        portion of the net liabilities of Employers as 12:01 a.m.

        January 1, 1981 ceded to and assumed by EMC Re shall be five percent.

             Executed by the parties hereto this 10th day of

        June, 1981.



                                    Employers Mutual Casualty Company



                                    By:/s/ Robb B. Kelley
                                    --------------------------------------
                                       Robb B. Kelley, President




                                    EMC Reinsurance Company



                                    By:/s/ Richard E. Haskins
                                    --------------------------------------
                                       Richard E. Haskins, President
                                             100
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                                  AMENDMENT #1

                                        TO

                                ASSUMPTION ADDENDUM

                                        TO

                                    QUOTA SHARE

                       REINSURANCE RETROCESSIONAL AGREEMENT

                                      BETWEEN

           EMPLOYERS MUTUAL CASUALTY COMPANY AND EMC REINSURANCE COMPANY


             The parties to this agreement mutually agree that the quota share portion of the net liabilities of Employers at 12:01 a.m.

        January 1, 1982 ceded to and assumed by EMC Re shall be twenty-

        five percent.

             Executed by the parties hereto this 3rd day of January, 1982.






                                        Employers Mutual Casualty Company


                                        By:/s/ Robb B. Kelley
                                           ------------------------------
                                           Robb B. Kelley, President




                                        EMC Reinsurance Company



                                        By:/s/ Richard E. Haskins
                                           ------------------------------
                                           Richard E. Haskins, President
                                         101
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                                  AMENDMENT #2




                                        TO

                                ASSUMPTION ADDENDUM

                                        TO

                                    QUOTA SHARE

                       REINSURANCE RETROCESSIONAL AGREEMENT

                                      BETWEEN

           EMPLOYERS MUTUAL CASUALTY COMPANY AND EMC REINSURANCE COMPANY


             The parties to this agreement mutually agree that the quota share portion of the net liabilities of Employers at 12:01 a.m.

        January 1, 1983 ceded to and assumed by EMC Re shall be fifty percent.

             Executed by the parties hereto this 18th day of March, 1983.






                                       Employers Mutual Casualty Company



                                       By:/s/ George W. Kochheiser
                                          ------------------------------
                                         George W. Kochheiser, President




                                       EMC Reinsurance Company



                                       By:/s/ Richard E. Haskins
                                          ------------------------------
                                          Richard E. Haskins, President
                                             102
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                                   AMENDMENT #3

                                        TO

                                ASSUMPTION ADDENDUM

                                        TO

                                    QUOTA SHARE

                       REINSURANCE RETROCESSIONAL AGREEMENT

                                      BETWEEN

           EMPLOYERS MUTUAL CASUALTY COMPANY AND EMC REINSURANCE COMPANY


             The parties to this agreement mutually agree that the quota share portion of the net liabilities of Employers at 12:01 a.m.

        January 1, 1984 ceded to and assumed by EMC Re shall be seventy-

        five percent.

             Executed by the parties hereto this 3rd day of January, 1984.






                                        Employers Mutual Casualty Company



                                        By:/s/ Robb B. Kelley
                                           -------------------------------
                                            Robb B. Kelley, Chairman & CEO




                                        EMC Reinsurance Company



                                        By:/s/ Richard E. Haskins
                                           -------------------------------
                                           Richard E. Haskins, President
                                             103
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                                   AMENDMENT #4

                                        TO

                                ASSUMPTION ADDENDUM

                                        TO

                                    QUOTA SHARE

                       REINSURANCE RETROCESSIONAL AGREEMENT

                                      BETWEEN

           EMPLOYERS MUTUAL CASUALTY COMPANY AND EMC REINSURANCE COMPANY


             The parties to this agreement mutually agree that the quota share portion of the net liabilities of Employers at 12:01 a.m.

        January 1, 1988 ceded to and assumed by EMC Re shall be ninety-

        five percent.

             Executed by the parties hereto this 9th day of March, 1988.






                                     Employers Mutual Casualty Company



                                     By:/s/ Robb B. Kelley
                                        ------------------------------
                                        Robb B. Kelley, Chairman & CEO




                                     EMC Reinsurance Company



                                     By:/s/ Richard E. Haskins
                                        ------------------------------
                                        Richard E. Haskins, President

                                    ENDORSEMENT #1

                                          TO

                                      QUOTA SHARE

                         REINSURANCE RETROCESSIONAL AGREEMENT

                                        BETWEEN

             EMPLOYERS MUTUAL CASUALTY COMPANY AND EMC REINSURANCE COMPANY

        It is understood and agreed by and between the parties as follows:

        1. Certain business subject to this agreement and ceded hereunder was protected by pro-rata and excess of loss reinsurances; such reinsurances to enure to the benefit of the parites as their interests appear herein.

        2. Such reinsurances were represented to be collectable; there was no intent to transfer to the reinsurer the credit risk of non-collectable reinsurances other than as would be deemed incidental; and there was no consideration contemplated nor given for the assumption of such credit risk.

        3. At various times during the pendency of this agreement the parties have come to perceive that recoverables from on such reinsurer, Transit Casualty Company, were becoming of doubtful collectability, and the parties began a scheduled "write down" of receivables from that source as their interests appeared in order to recognize the degree of doubt perceived.

        4. The parties have now determined that no part of such receivables from Transit Casualty Company are collectable, and that the entire account should be written off as a bad debt.

        5. The parties further recognize that the combination of a) increases in the percentages of business ceded hereunder, and b) the more than 200 percent growth in the loss amounts now recognized as non-recoverable from Transit, have exacerbated the adverse affects upon EMC Re hereunder to the point of severely reducing EMC Re's surplus, and to the frustration of the purpose of this contract and to the goals of the parties when it was drafted.

        Now therefore, in consideration of the foregoing, the parties agree as follows:

        1. EMC Re will pay Employers in full the outstanding portion of its 95% pro-rata part of the Transit Casualty Company scheduled write off as
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            booked through September 30, 1988, in the amount of 95% of
            $2,650,000.

        2. Employers Mutual Casualty Company will retain (in addition to its 5% quota share portion), and hereby releases EMC Re from liability therefore, any additional non-recoverable sums now due or in the future recognized as necessary to be written off, applicable not only to Transit but to any other non-collectable reinsurance protections on business subject to this quota share agreement, from its inception.

        Executed by the parties hereto this 6th day of December, 1988.



                                              Employers Mutual Casualty Company


                                            By:  /s/ Robb B. Kelley
                                                 ------------------------------
                                                 Robb B. Kelley, Chairman & CEO




                                                        EMC Reinsurance Company


                                            By:  /s/ Richard E. Haskins
                                                 ------------------------------
                                                 Richard E. Haskins,  President

                       COMMUTATION AGREEMENT AND RELEASE

        This Agreement entered into by and between Employers Mutual Casualty Company (the "Company") and EMC Reinsurance Company (the "Reinsurer") and shall be effective as of September 30, 1989 (the "commutation date").

        WHEREAS, the parties have entered into a certain quota share reinsurance contract effective from January 1, 1981, and remaining in full force and effect, and

        WHEREAS, the Company and the Reinsurer desire to settle, adjust and determine the liabilities of the Reinsurer thereunder for losses occurring during all years prior to 12:01 A.M., January 1, 1981, and

        WHEREAS, by reason of which settlement agreement there is due and owing to the Company from the Reinsurer the sum of $2,982,882.00,

        NOW, THEREFORE, in consideration of the payment to the Company by the Reinsurer of $2,982,882.00, the Company has released and discharged, and by these presents does for itself, its succes-sors and assigns, release and discharge the Reinsurer with respect to any contractual obligations under the aforesaid quota share reinsurance contract as respects, and only as respects, losses occurring during any and all years prior to 12:01 A.M., January 1, 1981.

        IN WITNESS WHEREOF, the parties have caused these presents to be executed in duplicate this 5th day of December, 1989.


                                       EMPLOYERS MUTUAL CASUALTY COMPANY




                                       By  /s/ George W. Kochheiser
                                           -----------------------------
                                           George W. Kochheiser
                                           President


                                       EMC REINSURANCE COMPANY

                                       By  /s/ Richard E. Haskins
                                           -----------------------------
                                           Richard E. Haskins
                                           President

                                  ENDORSEMENT #2

                                       TO

                                   QUOTA SHARE

                       REINSURANCE RETROCESSIONAL AGREEMENT

                                     BETWEEN

          EMPLOYERS MUTUAL CASUALTY COMPANY AND EMC REINSURANCE COMPANY




        It is understood and agreed by and between the parties as follows:

        Effective January 1, 1993 Article III of the Quota Share is amended by adding the follosing additional paragraph:

             Notwithstanding the foregoing terms, it is agreed that the maximum liability transferred to EMC Re for loss resulting from any one occurrence, including reinstatement premium costs resulting from such occurrence, is limited to $1,000,000. As consideration to Employers for this per occurrence limitation, it is agreed that EMC Re shall allow Employers an additional ceding commission of 5.25%

        Executed by the parties this 2nd day of December, 1992.


                                      Employers Mutual Casualty Company


                                  by  /s/ Bruce G. Kelley
                                      ---------------------------------


                                      EMC Reinsurance Company

                                  by  /s/ Dean P. McClaflin
                                      ---------------------------------

                       COMMUTATION AGREEMENT AND RELEASE


        This Agreement entered into by and between Employers Mutual Casualty Company (the "Company") and EMC Reinsurance Company (the "Reinsurer") and shall be effective as of June 30, 1993 (the "commutation date").

        WHEREAS, the parties have entered into a certain quota share reinsurance contract effective from January 1, 1981, and remaining in full force and effect, and

        WHEREAS, the Company and the Reinsurer desire to settle, adjust and determine final liabilities of the Reinsurer thereunder for losses originating from the business written by Russell
        Reinsurace Services, Inc., and

        WHEREAS, by reason of such settlement agreement there is due and owing to the Company from the Reinsurer the sum of $17,806,179.

        NOW, THEREFORE, in consideration of the payment to the Company by the Reinsurer of $17,806,179, the Company has released and discharged, and by these presents does for itself, its successors and assigns, release and discharge the Reinsurer with respect to any contractual obligations under the aforesaid quota share reinsurance contract as respects, all business originating through Russell Reinsurance Services, Inc.

        IN WITNESS WHEREOF, the parties have caused these presents to be executed in duplicate this 29th day of July, 1993.


                                    EMPLOYERS MUTUAL CASUALTY COMPANY


                                    By  /s/ Bruce G. Kelley
                                        -----------------------------
                                        Bruce G. Kelley
                                        President


                                    EMC REINSURANCE COMPANY


                                    By  /s/ Dean P. McClaflin
                                        -----------------------------
                                        Dean P. McClaflin
                                        President

                      COMMUTATION AGREEMENT AND RELEASE


        This Agreement entered into by and between Employers Mutual Casualty Company (the "Company") and EMC Reinsurance Company (the "Reinsurer") and shall be effective as of October 31, 1993 (the "commutation date").

        WHEREAS, the parties have entered into a certain quota share reinsurance contract effective from January 1, 1981, and remaining in full force and effect, and

        WHEREAS, the Company and the Reinsurer desire to settle, adjust and determine final liabilities of the Reinsurer thereunder for losses originating from the business written by Improved Risk Mutual, and

        WHEREAS, by reason of such settlement agreement there is due and owing to the Company from the Reinsurer the sum of $2,619,776.

        NOW, THEREFORE, in consideration of the payment to the Company by the Reinsurer of $2,619,776, the Company has released and discharged, and by these presents does for itself, its successors and assigns, release and discharge the Reinsurer with respect to any contractual obligations under the aforesaid quota share reinsurance contract as respects, all business originating through Improved Risk Mutual.

        IN WITNESS WHEREOF, the parties have caused these presents to be executed in duplicate this 1st day of December, 1993.



                                    EMPLOYERS MUTUAL CASUALTY COMPANY


                                    By  /s/ Bruce G. Kelley
                                        -----------------------------
                                        Bruce G. Kelley
                                        President


                                    EMC REINSURANCE COMPANY


                                    By  /s/ Dean P. McClaflin
                                        -----------------------------
                                        Dean P. McClaflin
                                        President
                                             110
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